Supplement Dated December 2, 2010 to Your Prospectus

Effective immediately, under the “Charges and Deductions” section of your prospectus, the following information under the subsection, “Mortality and Expense Risk Charge” for Hartford Life Insurance Company Policies is deleted and replaced with the following:

Hartford Life Insurance Company Policies — During the first 10 policy years, the maximum mortality and expense risk rate is 0.0625% per month. During policy years 11-20 the maximum and the current (the amount we are currently charging) mortality and expense risk rate is 0.0417% per month. Thereafter, the maximum is 0.00% per month.

This supplement should be retained with the Prospectus for future reference.

HV-8055